Note 20 - Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]

18. Subsequent Events

On April 6 and April 20, 2015, we received proceed of approximately $55,000 and $94,000 related to the sale of approximately 14 million shares under our Equity Purchase Agreement. On April 1, 2015, we issued 24 million shares of our common stock pursuant to a put notice under the Equity Purchase Agreement.

On April 17, 2015, we entered into a sublease for 1,500 square feet of office space and 2,000 square feet of warehouse storage space at 48900 Milmont Drive, Fremont, California, for $4,250 per month. The lease began when we initially occupied the new facilities on May 8, 2015 and the term will run for 12 months, expiring on May 30, 2016, after which it will be month-to-month.

20. Subsequent Events

On February 9, 2015, the law firm of Snell & Wilmer LLP filed suit against us in California Superior Court, County of Orange. The complaint alleges that we have failed to pay Snell & Wilmer fees due to that firm in connection with prior patent prosecution litigation, in an amount of no less than $808,202, plus interest. We are still evaluating the merits of the claim. As of December 31, 2014, we have included in accounts payable in our Consolidated Balance Sheets a balance due to Snell & Wilmer of $808,202.

On December 10, 2014, we entered into an Equity Purchase Agreement (the “December Equity Purchase Agreement”) with Southridge Partners II, LP (“Southridge”), that superseded our prior Equity Purchase Agreement with Southridge that was entered into on January 23, 2014 (the “Prior Equity Purchase Agreement”).  The terms of the December Equity Purchase Agreement are substantially similar to those of the Prior Equity Purchase Agreement.

Pursuant to the December Equity Purchase Agreement and as provided in the Prior Equity Purchase Agreement, Southridge has committed to purchase up to $5,000,000 worth of our common stock, over a period of time terminating on the earlier of: (i) 18 months from the effective date of the registration statement to be filed by us for the December Equity Purchase Agreement; or (ii) the date on which Southridge has purchased an aggregate maximum purchase price of $5,000,000 pursuant to the December Equity Purchase Agreement; Southridge’s commitment to purchase our common stock is subject to various conditions, including, but not limited to, limitations based on the trading volume of our common stock.

We submitted various take-down requests during the first quarter of 2015 pursuant to the terms of the December Equity Purchase Agreement. As of April 10, 2015, 53,781,201 shares had been sold at an average price of $0.013 per share, resulting in total proceeds of approximately $780,000.